MERIT SECURITIES CORPORATION


Monthly Payment Report

Payment Statement
MERIT Series 3
Payment Date:     28-Aug-97
Reporting Month:  July

                  Class
                  Interest      Beginning       Interest      Interest     Principal     Total         Applied Ending
Class             Rate          Balance         Accrual       Payment      Payment       Distribution  Losses  Balance
Merit 3 Class A    6.198440%    $50,853,664.81  $262,677.83   $262,677.83  $3,136,474.00 $3,399,151.83 $0.00   $47,717,190.81
Merit 3 Class B   15.000000%    $13,585,736.00  $169,821.70   $169,821.70          $0.00   $169,821.70 $0.00   $13,585,736.00

                                $64,439,400.81  $432,499.53   $432,499.53  $3,136,474.00 $3,568,973.53 $0.00   $61,302,926.81

Class               CUSIP     Priority  Principal Type   Interest Type
Merit 3 Class A     589962AG4 Senior    Sequential       Floater
Merit 3 Class B     589962AH2 Senior    Sequential       Floater

MERIT SECURITIES CORPORATION

Payments per Bond Denomination
MERIT Series 3

Payment Date:     28-Aug-97
Reporting Month:  July


                                                                Interest    Interest    Principal
                Original        Original Integral     Record    Accrual     Payment     Payment     Ending         Remaining
Class           Balance         Pct Pool Denomination Date      Factor      Factor      Factor      Balance        Principal
Merit 3 Class A $144,348,444.00 85.00%   $1,000.00    31-Jul-97  1.81974826  1.81974826 21.72849193 $47,717,190.81 0.33056949
Merit 3 Class B  $13,585,736.00  8.00%   $1,000.00    31-Jul-97 12.50000000 12.50000000  0.00000000 $13,585,736.00 1.00000000

                $157,934,180.00                                                                     $61,302,926.81

MERIT SECURITIES CORPORATION

Funds Account Activity Report
MERIT Series 3
Payment Date:   28-Aug-97
Report Date:    July

Collateral Proceeds Account


Beginning Balance                                      $0.00

Deposits                                                                      Withdrawals

Interest Net of Servicing Fee                    $442,205.83                  Interest Payments               $432,499.53
Principal                                      $3,136,474.00                  Principal Payments            $3,136,474.00
Deposits From Reserve Fund                             $0.00                  Surplus                               $0.00
Other Deposits                                         $0.00                  FSA Fee                           $9,706.30
                                                                              Discount Principal Reserve            $0.00

Total Deposit                                  $3,578,679.83                  Total Withdrawals             $3,578,679.83

                                                                              Ending Balance                        $0.00

Note: "Principal" and Interest Net of Servicing Fee" includes
Advances on Delinquencies

MERIT SECURITIES CORPORATION

Credit Enhancement Summary
MERIT Series 3

Payment Date:         28-Aug-97
Reporting Month       July

Reserve Funds and Subordination



                          Initial Coverage     Beginning Coverage    Adjustments Losses      Insured Balance  Ending Coverage
Type
Pool Over Collaterization 7.00% $11,887,519.82 15.56% $11,875,174.95 $0.00       $232,581.07 $73,129,294.26   16.17% $11,826,367.45


Insurance

                                Initial Coverage     Beginning Coverage   Adjustments Losses Insured Balance Ending Coverage
Type             Purpose
Insurance Policy Pool Insurance 25.00% $2,619,994.00 44.13% $2,619,944.00 $0.00       $0.00  $5,465,256.02   47.94% $2,619,944.00

Surplus Summary

Class                      Total  Distribution
Surplus                                 $0.00

Delinquency Statistics
                                     Current              % of
                    # of Loans      Balance         Current Balance
30+ Days                25          $4,055,174             5.55%
60+ Days                 5            $748,000             1.02%
90+ Days                22          $4,116,358             5.63%
Foreclosure             18          $3,291,000             4.50%
REO                     26          $4,100,106             5.61%

Totals                  96         $16,310,638            22.30%


Advances on Delinquencies                                      $146,398.32
Non-Recoverable Advances on Delinquencies                            $0.00

(1) Adjustments and Losses are first charged/credited to Surplus distribution, and second to Pool Overcollateralization, if Surplus would otherwise be less than $0.00.